UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2022

BOA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40102	85-4252723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Virginia Ave NW,
Suite T23 Management Office
Washington, D.C. 20037
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 211-3261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	BOAS.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BOAS	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock, each at a price of $11.50 per share	BOAS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement Amendment

As previously disclosed by BOA Acquisition Corp. (“BOA”) under Item 1.01 of its Current Report on Form 8-K filed on December 2, 2021, BOA entered into a business combination agreement (the “Original Business Combination Agreement”) with Selina Hospitality PLC, f/k/a Selina Holding Company, UK Societas (“Selina”), and Samba Merger Sub Inc., a direct, wholly-owned subsidiary of Selina, in connection with a proposed business combination (the “Business Combination”).

On July 1, 2022, Selina, BOA and Samba Merger Sub. Inc. entered into an Amendment to the Original Business Combination Agreement (the “Business Combination Agreement Amendment”), pursuant to which the parties agreed to (i) reduce the Cash Proceeds Condition (as defined in the Original Business Combination Agreement) from $70.0 million to $55.0 million and (ii) extend the Termination Date (as defined in the Original Business Combination Agreement) from August 26, 2022 to October 25, 2022.

No other changes were made to the Original Business Combination Agreement.

A copy of the Business Combination Agreement Amendment is filed herewith as Exhibit 2.1 and incorporated herein by reference and the foregoing description of the Business Combination Agreement Amendment is qualified in its entirety by reference thereto.

Subscription Agreement Amendment

As previously disclosed by BOA under Item 1.01 of its Current Report on Form 8-K filed on December 2, 2021, BOA, Selina and Bet on America Holdings LLC (the “Investor”) entered into a subscription agreement (the “Original Subscription Agreement” and, together with the Subscription Agreement Amendment (as defined below), the “Subscription Agreement”) whereby the Investor agreed to purchase 1,000,000 Selina ordinary shares immediately following the closing of the Business Combination and subject to certain conditions, in the event that the Cash Proceeds Condition is not satisfied, to purchase up to an aggregate of 1,500,000 additional Selina ordinary shares, in each case, at a price per share of $10.00 (the “Conditional Backstop Obligation”). The Conditional Backstop Obligation is subject to reduction based on any Eligible Investments (as defined in the Subscription Agreement).

On July 1, 2022, Selina, BOA and the Investor entered into an amendment to the Original Subscription Agreement (the “Subscription Agreement Amendment”). Pursuant to which, the Investor funded to Selina its $10.0 million commitment under the Original Subscription Agreement and, in exchange for such pre-payment, Selina agreed to pay the Investor a pre-payment fee at the closing of the Business Combination in the form of 250,000 Selina ordinary shares. In the event the Business Combination does not close and the Original Business Combination Agreement (as amended by the Business Combination Agreement Amendment) is terminated, then the pre-funded investment would be repayable to Investor within a period of six months from the date of termination and bear interest at a rate of 5% per annum. Additionally, the parties agreed to amend the definition of Eligible Investments therein to provide that the Conditional Backstop Obligation may be reduced in the event that a threshold amount of fees or expenses payable to certain financial and legal advisors are deferred, waived, reduced, offset or otherwise decreased prior to the consummation of the Business Combination. The amount of the reduction to the Backstop Obligation, if any, will be calculated based upon the manner and in what amount such fees are deferred, waived, reduced, offset or otherwise decreased and the Investor will be required to pay the reduced amount to Selina by December 31, 2023.

No other changes were made to the Original Subscription Agreement.

A copy of the Subscription Agreement Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference and the foregoing description of the Subscription Agreement Amendment is qualified in its entirety by reference thereto.

Side Letter Agreement

As previously disclosed by BOA under Item 1.01 of its Current Report on Form 8-K filed on December 2, 2021, Selina, BOA and Bet on America LLC (the “Sponsor”) entered into a letter agreement pursuant to which the Sponsor agreed that it would take all necessary actions to transfer up to twenty-five percent (25%) of the shares of BOA Class B Common Stock owned by the Sponsor (the “Sponsor Share Pool”) to certain persons designated by Selina.

On July 1, 2022, Selina, BOA and the Sponsor entered into a side letter agreement pursuant to which, among other things, Selina agreed that it will not utilize or otherwise commit to transfer any portion of the remaining 188,375 BOA Class B Common Stock available for transfer under the Sponsor Share Pool.

Additionally, the Sponsor agreed to assign to Selina, subject to certain limitations, the Sponsor’s rights under Section 5.15(d) of the Original Business Combination Agreement, which provides, among other things, that the Sponsor shall designate two (2) individuals to the board of directors of Selina following the closing of the transactions contemplated by the Business Combination.

A copy of the side letter agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference and the foregoing description of the side letter agreement is qualified in its entirety by reference thereto.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Selina intends to file with the SEC a Registration Statement, which will include a preliminary proxy statement of BOA and a prospectus. The definitive proxy statement and other relevant documents will be mailed to stockholders of BOA as of a record date to be established for voting on the Business Combination. Stockholders of BOA and other interested persons are advised to read, when available, the preliminary proxy statement and amendments thereto, and the definitive proxy statement because these documents will contain important information about BOA, Selina, and the proposed transactions. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus once they are available, without charge, by directing a request to: BOA Acquisition Corp., 2600 Virginia Ave NW, Suite T23 Management Office, Washington, D.C. 20037. These documents, once available, and BOA’s other filings and reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in the Solicitation

BOA, Selina, and their respective directors and executive officers, other members of management, and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of BOA is set forth in BOA’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, including, without limitation, statements regarding the anticipated timing and benefits of the Business Combination, and BOA’s or Selina’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, without limitation, statements regarding BOA’s and Selina’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of Selina and/or BOA), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by BOA and its management, and Selina and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreements respecting the Business Combination; (2) the outcome of any legal proceedings that may be instituted against BOA, Selina, or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of BOA or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability of Selina to meet applicable listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Selina as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Selina may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of the COVID-19 pandemic on Selina’s business and/or the ability of the parties to complete the Business Combination; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BOA’s prospectus dated February 24, 2021 and filed with the SEC on February 25, 2021 and BOA’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither Selina or BOA presently know, or that Selina or BOA currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither BOA nor Selina undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to the Business Combination Agreement, dated as of July 1, 2022, by and among BOA Acquisition Corp., Selina Hospitality PLC, f/k/a Selina Holding Company, UK Societas and Samba Merger Sub Inc.

10.1	Amendment No. 1 to the Subscription Agreement, dated as of July 1, 2022, by and among BOA Acquisition Corp., Selina Hospitality PLC, f/k/a Selina Holding Company, UK Societas and Bet on America Holdings LLC.†

10.2	Side Letter, dated as of July 1, 2022, by and among BOA Acquisition Corp., Selina Hospitality PLC, f/k/a Selina Holding Company, UK Societas and Bet on America LLC.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOA ACQUISITION CORP.

By:	/s/ Benjamin A. Friedman
Name:	Benjamin A. Friedman
Title:	President and Chief Financial Officer

Date: July 7, 2022